TIAA-CREF FIXED-INCOME & REAL ESTATE SECURITIES FUNDS

(series of the TIAA-CREF FUNDS, each a “Fund” and together the “Funds”)

SUPPLEMENT NO. 1
dated March 1, 2018, to the Statutory Prospectus
dated August 1, 2017 (the “Prospectus”)

Effective immediately, the following paragraph hereby replaces in its entirety the first paragraph currently appearing under the section entitled “Dividends and distributions” beginning on page 133 of the Prospectus:

Each Fund expects to declare and distribute to shareholders substantially all of its net investment income and net realized capital gains, if any. The amount distributed will vary according to the income received from investments held by a Fund and capital gains realized from the sale of investments. The Inflation-Linked Bond Fund and Real Estate Securities Fund plan to pay dividends on a quarterly basis. Due primarily to fluctuations in interest rates payable by U.S. Treasury Inflation-Protected Securities and/or changes in the CPI-U, the Inflation-Linked Bond Fund may not make income distributions every quarter. Each of the other Funds declares dividends as of each Business Day of the calendar year (to the extent such dividends are not previously distributed) and pays dividends monthly.

Effective immediately, the following paragraph hereby replaces in its entirety the final paragraph currently appearing under the sub-section entitled “All share classes” of the sub-section entitled “Redeeming shares” of the section entitled “Your account: purchasing, redeeming or exchanging shares” on page 148 of the Prospectus:

Each Fund typically will pay redemption proceeds using holdings of cash (including cash flows into the Funds) in the Fund’s portfolio, or using the proceeds from sales of portfolio securities. The Funds also may meet redemption requests through overdrafts at the Funds’ custodian by borrowing under a credit agreement to which certain Funds are parties or by borrowing from certain other registered investment companies advised by Advisors or TCIM, including the Funds, under an inter-fund lending program maintained by the Funds and such other registered investment companies pursuant to exemptive relief granted by the SEC. These methods listed in the foregoing sentence are more likely to be used to meet large redemption requests or in times of stressed market conditions. Each Fund also reserves the right to honor redemptions in liquid portfolio securities instead of cash when your redemptions over a 90-day period exceed $250,000 or 1% of a Fund’s assets, whichever is less. For additional information, please see the “In-kind redemptions of shares” section below.

A40227 (3/18)

TIAA-CREF FUNDS: FUNDS-OF-FUNDS

TIAA-CREF Lifecycle Funds
TIAA-CREF Lifecycle Index Funds
TIAA-CREF Lifestyle Funds
TIAA-CREF Managed Allocation Fund
(series of the TIAA-CREF Funds)

SUPPLEMENT NO. 1
dated March 1, 2018
to the Statement of Additional Information (“SAI”)
dated October 1, 2017

Janice C. Eberly has been appointed to the Board of Trustees of the TIAA-CREF Funds. Effective immediately, the total number of Trustees as set forth in the first sentence of the first paragraph currently appearing under the sub-section entitled “Board leadership structure and related matters” of the sub-section entitled “The Board of Trustees” of the section entitled “Management of the Trust” on page 30 of the SAI is hereby increased from nine to ten.

Effective immediately, the following entry is hereby added in the “Disinterested Trustees” chart currently appearing under the section entitled “Management of the Trust” beginning on page 32 of the SAI:

Name, address and year of birth (“YOB”)	Position(s) held with registrant	Term of office and length of time served	Principal occupation(s) during past 5 years and other relevant experience and qualifications	Number of portfolios in fund complex overseen	Other directorships held
Janice C. Eberly c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1962	Trustee	Indefinite term. Trustee since 2018.	John L. and Helen Kellogg Professor of Finance at the Kellogg School of Management at Northwestern University (2002–2011; since 2013), Chair of the Finance Department (2005–2007). Assistant Secretary for Economic Policy at the United States Department of the Treasury (2011–2013).	88	Board Member, Office of Finance of the Federal Home Loan Banks.

			Prof. Eberly has particular experience in education, finance, and public economic policy.

Phillip T. Rollock no longer serves as an officer of the TIAA-CREF Funds. Effective immediately, the following entry hereby replaces in its entirety the entry for Phillip T. Rollock in the chart currently appearing under the sub-section entitled “Officers” of the section entitled “Management of the Trust” on page 34 of the SAI:

Name, address and year of birth (“YOB”)	Position(s) held with registrant	Term of office and length of time served	Principal occupation(s) during past 5 years
Mona Bhalla TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1969	Senior Managing Director and Corporate Secretary	One-year term. Senior Managing Director and Corporate Secretary since 2017.	Senior Managing Director, Corporate Secretary of TIAA and the College Retirement Equities Fund (“CREF”), TIAA Separate Account VA-1, TIAA-CREF Funds, and TIAA-CREF Life Funds (collectively, the “TIAA-CREF Fund Complex”). Prior to joining TIAA, Ms. Bhalla served as Senior Vice President, Counsel and Corporate Secretary of AllianceBernstein LP.
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Effective immediately, the following entry is hereby added to the chart currently appearing under the sub-section entitled “Equity ownership of the Trustees” of the section entitled “Management of the Trust” on page 35 of the SAI:

Name	Dollar range of equity securities in the registrant	Aggregate dollar range of equity securities in all registered investment companies overseen in family of investment companies
Janice C. Eberly*	None	None

* As of December 31, 2017

As she was not yet a Trustee, Prof. Eberly received no compensation from the TIAA-CREF Funds and the TIAA-CREF Fund Complex during the fiscal year ended May 31, 2017. Prof. Eberly will serve as a member of the Audit and Compliance Committee, Investment Committee and Corporate Governance and Social Responsibility Committee. Effective immediately, Prof. Eberly is added to the lists of current members of such Board committees in sections (1)-(3) currently appearing under the sub-section entitled “Board committees” of the section entitled “Management of the Trust” on page 36 of the SAI.

Effective immediately, the following hereby replaces in its entirety the sub-sections entitled “Additional payments to financial intermediaries and other payments,” “Distribution-related payments,” “Servicing payments” and “Other payments” of the sub-section entitled “Fund payments to financial intermediaries” of the section entitled “About the Trust and the shares” beginning on page 61 of the SAI:

Additional payments to financial intermediaries and other payments

TPIS, Advisors or their affiliates make additional payments out of their own assets to selected financial intermediaries (commonly referred to as “revenue sharing”). The services for which these payments are made include promoting the sale of Fund shares, maintaining share balances and/or sub-accounting, administration and shareholder servicing.

The amounts of these payments could be significant and may create an incentive for a financial intermediary or its representatives to recommend or offer shares of the Funds to its customers. The financial intermediary may elevate the prominence or profile of the Funds within the financial intermediary’s organization by, for example, placing the Funds on a list of preferred or recommended funds and/or granting preferential or enhanced opportunities to promote the Funds in various ways within the financial intermediary’s organization. These payments are made pursuant to negotiated agreements with financial intermediaries. The categories of payments described below are not mutually exclusive, and a single financial intermediary may receive payments under all categories. Further, representatives of TPIS and its affiliates receive additional compensation related to the Funds.

These payments do not change the price paid by investors for the purchase of a share or the amount a Fund will receive as proceeds from such sales. Furthermore, these payments are not reflected in the fees and expenses listed in the fee table sections of the Funds’ Prospectuses and described above because they are not paid by the Funds.

Distribution-related payments

TPIS, Advisors or their affiliates make payments to selected financial intermediaries as compensation for services such as providing the Funds with “shelf space” or a higher profile for the intermediary’s personnel or their customers, placing the Funds on the intermediary’s preferred or recommended fund list, granting access to sales meetings, sales representatives and management representatives of the intermediary, providing assistance in training and educating the intermediary’s personnel on the Funds, and furnishing marketing support and other services.

TPIS, Advisors or their affiliates compensate financial intermediaries differently depending upon, among other factors, the number or value of Fund shares that the intermediary sells or may sell, the value of the assets invested in the Funds by the intermediary’s customers, redemption rates, ability to attract and retain assets,

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reputation in the industry and the level and/or type of marketing assistance and educational activities provided by the intermediary. Such payments are generally asset-based but also may include the payment of a lump sum.

Servicing payments

TPIS, Advisors or their affiliates make payments to selected financial intermediaries that are registered as holders or dealers of record for accounts invested in one or more of the Funds or that make Fund shares available through employee benefit plans or fee-based advisory programs to compensate them for the variety of services they provide.

Services for which a financial intermediary receives servicing payments typically include recordkeeping, reporting, or transaction processing, but may also include services rendered in connection with fund/investment selection and monitoring, employee enrollment and education, plan balance rollover or separation, or other similar services. A financial intermediary may perform the services itself or arrange with a third party to perform such services.

Servicing payments typically apply to employee benefit plans, such as retirement plans, or fee-based advisory programs but may apply to retail sales and assets in certain situations. The payments are based on such factors as the type and nature of services or support furnished by the financial intermediary and are generally asset-based.

Other payments to financial intermediaries

TPIS, Advisors or their affiliates, at their expense, provide other compensation to financial intermediaries that sell or arrange for the sale of shares of the Funds, which may be in addition to the distribution-related and servicing payments described above. For example, TPIS, Advisors or their affiliates may: (i) compensate financial intermediaries for National Securities Clearing Corporation (NSCC) networking system services (e.g., shareholder communication, account statements, trade confirmations, and tax reporting) on an asset-based or per account basis; (ii) compensate intermediaries for providing Fund shareholder trading information; (iii) make one-time or periodic payments to reimburse selected intermediaries for items such as ticket charges (i.e., fees that an intermediary charges its representatives for effecting transactions in Fund shares) of up to $25 per purchase or exchange order, operational charges (e.g., fees that an intermediary charges for establishing a Fund on its trading system), and literature printing and/or distribution costs; (iv) at the direction of a retirement plan’s sponsor, reimburse or pay direct expenses of an employee benefit plan that would otherwise be payable by the plan; and (v) provide payments to broker-dealers to help defray their technology or infrastructure costs.

TPIS, Advisors or their affiliates pay selected financial intermediaries for enabling TPIS, Advisors or their affiliates to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other intermediary employees, client and investor events and other intermediary-sponsored events, and for travel expenses, including lodging incurred by registered representatives and other employees in connection with prospecting, asset retention and due diligence trips. These payments vary depending upon the financial intermediary and the nature of the event. TPIS, Advisors or their affiliates make payments for such events as it deems appropriate, subject to its internal guidelines and applicable law.

TPIS, Advisors or their affiliates occasionally sponsor due diligence meetings for financial intermediaries’ registered representatives during which the registered representatives receive updates on various Funds and are afforded the opportunity to speak with portfolio managers. Although invitations to these meetings are not conditioned on selling a specific number of shares, those who have shown an interest in the Funds are more likely to be considered. To the extent permitted by their firm’s policies and procedures, all or a portion of registered representatives’ expenses in attending these meetings may be covered by TPIS, Advisors or their affiliates.

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Compensation to TPIS’ representatives

Representatives of TPIS and its affiliates receive additional compensation from TPIS, Advisors or their affiliates if certain targets are met for sales of one or more Funds and other subjective factors. Such compensation varies by Fund, by distribution channel and by affiliate.

Other compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as FINRA. Investors can ask their financial intermediary for information about any payments it receives from TPIS, Advisors or their affiliates and the services it provides for those payments.

Investors may wish to take financial intermediary payment arrangements into account when considering and evaluating any recommendations relating to Fund shares.

A40231 (3/18)

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